AGREEMENT OF SALE

AGREEMENT, dated as of and effective this 30th day of September, 1996, by and between MICROTECH MEDICAL SYSTEMS, INC., a Colorado corporation (the "Buyer"), and GLACIER VALLEY HOLDING CORPORATION, a Colorado corporation (the "Seller).

WHEREAS: the Seller is the owner of a real estate development known as Community at Bear Creek Phase III and other assets,

AND WHEREAS: Buyer is the owner of a certain real estate sale contract, note secured by deed of trust and is prepared to issue certain shares of common stock in itself to exchange for said real estate development,

AND WHEREAS: it is the intention of the parties hereto that, upon consummation of the transaction herein contemplated, the Buyer will acquire one hundred percent (100%) said real estate development, Seller will acquire a one hundred (100%) percent interest in said real estate sales contract, note and deed of trust and certain shares of common stock in Buyer.

NOW THEREFORE, IT IS AGREED THAT:

         1.       Sale of Community at Bear Creek, Phase III.

                  1.1 Other than as disclosed, the Seller represents that it owns the tangible and intangible assets (the "Assets") including one hundred (100%) percent of the real estate as listed in Disclosure Schedule 1.1, attached hereto and incorporated herein by reference, free and clear of all liens and encumbrances, other than disclosed herein and will have such ownership on the Closing Date. Seller shall execute a General Warranty Deed to Buyer transferring ownership of said assets at closing.

                  1.2 In payment for said real estate subject to deed as set forth on Disclosure Schedule 1.1, Buyer shall transfer the following property to
Seller:

                  1.2.1 The Buyer shall make a downpayment consisting of the assignment of a certain sales contract in the amount of One Hundred Twenty Thousand and No/100 ($120,000.00) Dollars upon the real property described therein, a copy of which contract is attached hereto and incorporated herein by reference as Disclosure Schedule 1.2.1 at the time of execution of the contract.

                  1.2.2 The assignment and transfer at closing to Seller of a certain note and deed of trust upon Lot 9, Mountaindale Equestrian Estates, Fremont County, Colorado, in the amount of One Hundred Ten Thousand and No/100 ($110,000.00) Dollars, a copy of which is attached hereto as Disclosure Schedule
1.2.2 and incorporated herein by reference.

                  1.2.3 The balance of the purchase price shall be paid to Seller by the issuance of sixty-two thousand two hundred fifty (62,250) shares of common stock in Buyer following an anticipated one hundred to one reverse split currently being accomplished by Buyer. In the event said reverse split does not occur (or is not 100 to 1), the price per share and shares issued shall be adjusted accordingly. The common stock issued to Seller shall be subject to piggyback registration rights in Seller upon Buyer's next public offering, provided, however, fifty (50%) percent of the stock so registered shall be subject to a lock-up agreement of standard form for a period of one (1) year.

         2.       Representations, Warranties and Covenants of Both Parties.

         2.1      Representations, Warranties and Covenants of the Seller.

         The Seller covenants, warrants, and represents as follows:

                  2.1.1 The Seller owns its assets (as, in part, defined in Section 1.1), free and clear of all liens, encumbrances and charges and, except as will be set forth in Disclosure Schedule Number 1.1 and those arising involuntarily by operation of law. The Seller presently has such title. All of the Seller's assets are in the possession of the Seller.

                  With respect to the real estate owned by the Seller and the encumbrances thereon, as set forth in Disclosure Schedule Number 1.1, the Seller specifically Covenants, Warrants and Represents as follows:

                           (A)  The Seller is currently in full compliance  with
all Covenants, Conditions and Agreements set forth in the various Deeds of Trusts listed on Disclosure Schedule Number 1.1 and further, Covenants, Warrants and Represents that this Agreement does not violate any such Agreements of Corporation with Owners of said encumbrances.

                           (B)  The holder of the note and deed of trust  (James
L. Wright, Jr.) as set forth in Disclosure Schedule 1.1 has agreed to the assumption of the note and deed of trust by Buyer, partial release schedule in exchange for proportionate reduction in note of approximately Ten Thousand One Hundred Twenty-Six and 53/100 ($10,126.53) Dollars per lot, and has further agreed to subordinate said note and deed of trust to a note and deed of trust for development costs incurred by Buyer in preparation of the project site for sale in an amount determined to be reasonable.

                  2.1.2 Copies of the Seller's Articles of Incorporation and By-Laws, including all amendments thereto, have been delivered to the Buyer, and such copies are true, complete and correct in every particular. The Seller is currently in good standing with the State of Colorado.

                  2.1.3 The Seller has the power to enter into this agreement and to carry out its obligations hereunder. The execution and delivery of this agreement and the consummation of the transaction contemplated have been duly authorized by the Seller. No other company, court or other proceedings are necessary to authorize the consummation of this agreement and the transactions contemplated hereby. This agreement has been duly executed and delivered by the Seller, and constitutes a valid and binding obligation of the Seller and the Seller. The execution and performance of this agreement by the Seller does not violate, or result in a breach of, or constitute a default under any judgment, order or decree to which he may be subject, nor does such making or performance constitute a violation of or conflict with any provision of the Seller's Articles of Incorporation or By-Laws. Neither the execution and delivery of this agreement, nor the consummation of the transaction contemplated hereby, nor compliance with the terms and provisions hereof, will result in the creation or imposition of any lien, charge or encumbrance upon any of the Seller's assets pursuant to the terms of, or conflict in any way with the provision of, or constitute a default under, or require the consent of any other party to, any indenture, mortgage, deed of trust, agreement, lease or other instrument to which the Seller or the Seller is a party or by which it or they may be bound, or to which it or he may be subject.

                  2.1.4 Disclosure Schedule Number 2.1.4 will contain a list of all outstanding vendor purchase orders and accounts payable of the Seller. Said lists will be true, complete and correct in all material respects to the best of Seller's knowledge. The Seller's relations with its customers are satisfactory, and the Seller has no reason to believe that any dispute (other than those which arose or may arise in the ordinary course of business) will arise between it and any of them or any reason to believe that any of them will terminate its business relationship with the Seller, or, after consummation hereof, with the Buyer.

                  2.1.5 The purchase contemplated hereby does not require the approval or consent of any governmental authority having jurisdiction over the Seller.

                  2.1.6 From the date of this Agreement to the Closing Date the Seller will not have, except with the written consent of the Buyer: (i) mortgaged, pledged or subjected to lien, charge or any other encumbrance, any of the real estate or other assets being sold to Buyer pursuant to this Agreement, other than as may arise involuntarily by operation of law or as may be distributed to the Seller as contemplated by this agreement; (ii) sold, assigned or transferred any of its assets other than in the ordinary course of business or as may be distributed to the Seller as contemplated by this agreement; (iii) suffered any material damages or losses to its assets; (iv) entered into any transactions other than in the ordinary course of business in accordance with good business practice; (v) permitted the occurrence of any event not consistent with the representations and warranties herein.

                  2.1.7 To the extent of the Seller's and Seller's knowledge, neither the Seller nor the Seller has any notice of any actions, suits, claims, proceedings, or investigations (whether or not purportedly on behalf of or against the Seller) pending and no knowledge of any that are threatened against or affecting the Seller's real estate at law or in equity, or before or by any federal, state, municipal or other governmental court, department, commission, board, bureau, agency or instrumentality, domestic or foreign, unless set forth in Schedule 2.1.7. The Seller is not in default with respect to any order, writ, injunction or decree of any court or federal, state municipal or other governmental department, commission, board, bureau, agency or instrumentality affecting its business. There are no violations of any laws, regulations and orders applicable to the Seller's assets being sold hereby, including without limitation all environmental and pollution control requirements that are presently applicable or that have been announced as being applicable at some future date.

             2.1.8 The premises, owned by the Seller does not encroach on the property of others, and there are no violations of any building or zoning or other laws by the premises.

             2.1.9 The Seller is not a party to any lease, license, contract or royalty agreement affecting or relating to the Seller's property being sold other than those as will be listed and described in Disclosure Schedules attached hereto.

             2.1.10 Neither the Seller nor the Seller has become in any way obligated for any broker's, finder's, agent's or similar fee with respect to the transactions contemplated by this agreement other than to its accountants and attorneys.

             2.1.11 No representation or warranty of the Seller made in this Agreement, nor in any document, certificate, or schedule required to be furnished pursuant to this agreement, contains or will contain any untrue statement of a material fact, and copies of any documents furnished to the Buyer will be true and correct copies of such documents.

             2.1.12 All of the foregoing representations and warranties will be true on and as of the closing date.

         2.2      REPRESENTATIONS   and  WARRANTIES  of  the  BUYER.  The  Buyer
represents and warrants as follows:

                  2.2.1 It is a corporation duly organized and validly existing and in good standing under laws of the State of Colorado.

                  2.2.2 It has the power to enter into this agreement and to carry out its obligations hereunder. The execution and delivery of this agreement and the consummation of the transactions contemplated have been duly authorized by its Board of Board of Directors; no other proceedings are necessary to authorize its Officers to effectuate this agreement and the transactions contemplated thereby. This agreement has been duly executed and delivered by it, and constitutes a valid obligation binding on it. The execution and performance of this agreement by it does not violate, or result in a breach of, or constitute a default under, any judgment, order or decree to which it may be subject, nor does such making or performance constitute a violation of or conflict with any provision of its charter or by-laws. Neither the execution and delivery of this agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms and provisions hereof, will result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to the terms of, or conflict in any way with the provisions of, or constitute a default under, or require the consent of any other party to, any indenture, mortgage, deed of trust, agreement, lease or other instrument to which it is a party or by which it may be bound, or to which it may be subject.

                  2.2.3 It has not employed any broker, finder or agent, nor has it otherwise become in any way obligated for any broker's, finder's, agent's or similar fee with respect to the transactions contemplated by this agreement.

                  2.2.4 The execution and carrying out of this agreement and compliance with the provisions hereof by it will not violate, with or without giving notice and/or the passage of time, any provisions of law applicable to it.

                  2.2.5 The Buyer does not have any knowledge of any claim, litigation, threatened litigation or any other action which has been instituted or threatened affecting its ability to perform its obligations under this agreement.

                  2.2.6 All of the foregoing representations and warranties will be true on and as of the closing date.

         3. INVESTIGATION. During the period prior to the closing date, the Seller shall cause the Buyer to have free access to the offices, facilities, records, files, books of account and copies of tax returns of the Seller for the purposes of conducting an investigation of the subject property and title thereto, and all other matters relating to the subject property and assets; provided, however, that such investigation shall be conducted in any manner that does not unreasonably interfere with the Seller's normal operations. The Seller shall cause the Seller's personnel to aid and assist such investigation and shall make its counsel, accountants, engineers, employees and other representatives available for such purposes. During such investigation the Buyer shall have the right to make copies of such records, files, tax returns and other materials as it may deem advisable. The Buyer and its representatives shall treat all information originally obtained in such investigation and not otherwise known to it or already in the public domain as confidential and shall not use such information in the conduct of its business, and shall return to the Seller all copies of received or made of material belonging to the Seller as follows:

                           (A) As to tax documents  and matters,  the same shall
be confidential forever and shall be returned if the transaction is not consummated.

                           (B) As to all other matters,  if this  transaction is
not consummated, the same shall be confidential forever and the same shall be returned; if it is consummated, the same shall remain confidential.

         4.       INDEMNIFICATION.

                  4.1 Nothing herein to the contrary withstanding, the Seller's obligations under this agreement for breach of promise, misrepresentation, breach of warranty or nonfulfillment of any obligation or agreement, negligence, promissory estoppel, detrimental reliance or any other action which arises out of the transactions herein contemplated shall be only as follows:

                           (A) all  liabilities  or obligations of the Seller as
of the Closing Date (other than those specifically disclosed to the Buyer pursuant hereto) for taxes (but in any case excluding taxes resulting from Internal Revenue Code Section 338 or any transaction contemplated by this agreement) and any reasonable legal and other expenses which may be incurred by the Buyer and its successors and assigns relating thereto; and

                           (B) any and all damage,  loss,  deficiency,  costs or
expenses resulting from any other misrepresentation, breach of warranty or non-fulfillment of any obligation or agreement on the Seller's part under this Agreement, including without limitation any and all actions, suits, proceedings, judgments and reasonable legal and other expenses incident to the foregoing.

                  4.2 Said notice shall be to the Seller of any claim or litigation the existence of which gives rise to the operation of the foregoing indemnity, and Seller shall have the power to investigate and defend such claim at his expense with power to settle such claim, unless the amount claimed and the reasonably estimated expenses of defense exceed the amount set forth in
Section 4.1 above.

                           4.2.1  If the Seller  fails to defend,  the Buyer may
defend such claim with power to settle and the Seller shall pay the costs and expenses thereof and the amount of any settlement or judgment up to the amount set forth Section 4.1 above; provided however, that in any case, no settlement shall bind the Seller to pay any amount which is not first approved in writing by the Seller.

                           4.2.2  If  the  amount  claimed  and  the  reasonably
estimated expenses of defense exceed the amount set forth in Section 4.1 above then either (1) the Seller may defend (and assume the entire risk of the settlement or judgment and costs of defending the same (whether or not they exceed the amount set forth in Section 4.1 above) or (2) the Seller may notify the Buyer (within 10 days of receiving written notice of the claim from the Buyer) that the Buyer is to defend such claim with power to settle and the Seller shall pay the costs and expenses thereof and the amount of any settlement or judgment (but the total liability of the Seller shall not be in excess of the amount se forth in Section 4.1 above).

                  4.3 Whether or not the transactions herein contemplated shall be consummated, the Buyer will pay the fees, expenses and disbursements of the Buyer and its agents, representatives, accountants and counsel incurred in connection with the subject matter of this agreement and any amendments thereto, and the Seller will pay such fees, expenses and disbursements of the Seller and its agents, representatives, accountants and counsel (if not otherwise accrued).

         5. Termination. This agreement may be terminated by the Buyer under any of the following circumstances by notice in writing if during the period from the date hereof to the closing date any of the following shall occur:

                  5.1 The Seller's assets being sold shall suffer any loss from fire, flood, explosion or other casualty which substantially affects the use thereof or, irrespective of insurance, their value.

                  5.2 The  Buyer  shall  learn  of any  fact or  condition  with respect to the Seller's real property being sold hereunder which is substantially at variance with one or more of the representations or warranties as set forth above or with other written information provided to the Buyer by the Seller, and after written notice thereof the Seller shall be unable to furnish reasonable assurance satisfactory to the Buyer.

                  5.3 The Seller or the Seller shall commit a substantial breach of any one or more of the obligations or prohibitions set forth in Section
2.1.10 of this agreement and shall be unable to furnish reasonable assurance satisfactory to the Buyer.

                  5.4 On the occurrence of any of the events specified in Sections 5.1 to 5.3 above, the parties may agree upon an amount by which the consideration shall be reduced on account of such event, in which case the Buyer shall not terminate this Agreement and the consideration shall be so reduced. If the occurrence is a loss due to fire, flood, explosion or other casualty, the Buyer shall have the right at its election within ten (10) days after such event to either terminate or to require consummation of this agreement with that portion of any insurance proceeds received which relates to the damage to the operating assets included in the assets transferred.

         6. No Liability for Failure to Consummate. If this agreement shall not be consummated either because it is terminated pursuant to a reasonable application of Sections 5.1, 5.2, 5.3, or 5.4 to the actual facts or because of the inability of any of the parties by reason or causes beyond its control to carry out its performance as contemplated by this Agreement, the downpayment set forth in Paragraph 1.2.1 shall be refunded to Buyer, and no party shall be liable to any other for loss, damage, or expense and the only remedy of any party shall be to terminate or cancel this agreement.

         7.       Closing.

         7.1 Prior to the Closing. Seller shall cooperate in any documents, applications, and procedures which may be required by the State of Colorado, County of El Paso, City of Colorado Springs. This obligation of Sellers shall be a continuing one and shall survive the closing of this agreement.

                  7.1.1 Any fees and costs incurred by the respective parties shall be the sole obligation of the party so incurring.

         7.2 Closing Date. The closing date shall be October 9, 1996, or such earlier or later date as may be mutually agreed upon by the parties. The closing shall take place on the closing date at Capital Title Services, 2 N. Nevada Avenue, Colorado Springs, CO.

         7.3  During the closing.

                  7.3.1 The Buyer shall deliver such opinions of counsel, receipts, certifications, notices and further assurances as counsel for the Seller may reasonably request, including a certificate executed by the Buyer's Board of Directors that the representations and warranties made in this agreement by the Buyer are correct as of the closing date with the same force as though made on the closing date, and an opinion of its counsel, to the following effects:

                           (A) that all corporate action necessary for the Buyer
to authorize the execution and delivery of this Agreement and the transactions contemplated thereby have been duly and validly taken, and the Agreements constitute legal, valid, binding and enforceable obligations, except as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally, and except as the remedy of specific performance, rests in the discretion of the court;

                           (B) The Seller shall deliver to the Buyer,  a General
Warranty Deed representing the real estate listed in Disclosure Schedule 1.1, consents to assumption of indebtedness and development cost subordination upon said real estate, as set forth in Disclosure Schedule 1.1 and Secretarial Certificate setting forth resolutions of the Board of Directors and/or shareholders of the corporation authorizing sale of said property, together with authorization to the Officers of the Corporation to consummate the transaction contemplated by this Agreement.

                           (C) The Seller and Seller shall deliver to the Buyer,
in form and substance mutually satisfactory to the parties any and all other documents, including, but not limited to assignments, deeds, consents to assignment, bills of sales, releases, and transfers necessary to accomplish the transactions herein contemplated, and Buyer shall deliver to Seller The Seller shall deliver to the Buyer, in form and substance mutually satisfactory to the parties, the promissory notes and other documents necessary to accomplish the transactions herein contemplated.

         7.4  At Closing.  The following shall be accomplished at closing:

                  7.4.1  Delivery of documents set forth above in Section 8.3.

                  7.4.2 At closing, Buyer shall tender executed instructions to Buyer's transfer agent to issue Seller approximately sixty-two thousand two hundred fifty (62,250) shares of common stock in Buyer, which is to be issued pursuant to Paragraph 1.2.3 above.

         8.       After the Closing.  Subsequent to the closing:

                  8.1 Each party to this agreement shall at the request of any other furnish, execute and deliver such documents, instruments, opinions of counsel, certificates, notices or other further assurances as counsel of the requesting party shall reasonably deem necessary or desirable for effecting complete consummation of this agreement.

                  8.2 The Buyer shall give the Seller access to the files and records delivered to the Buyer hereunder during usual business hours as may be required in connection with tax matters or other legitimate needs so long as the operations of the Buyer are not unreasonably interfered with.

         9.       Miscellaneous.

                  9.1 Each and every one of the representations, warranties, covenants and agreements made herein by any party (including any statements made in the Disclosure Schedules and in any certificates, schedules, exhibits, instruments or documents furnished pursuant to or concurrently with this Agreement), shall survive the closing and the consummation of the transactions contemplated by this Agreement, notwithstanding any investigation heretofore or hereafter made by the parties hereto.

                  9.2 All notices, approvals or other communications to be sent or given to the Seller shall be deemed validly and properly given or made if in writing and delivered by hand or registered or certified mail, return receipt requested, and addressed to Glacier Valley Holding Corporation, Seller, 13 S. Tejon Street, Colorado Springs, CO, 80903.

                           All notices,  approvals or other communications to be
sent or given to the Buyer shall be deemed validly and properly given or made if in writing and delivered by hand or registered or certified mail, return receipt requested, and addressed to Microtech Medical Systems, Inc., Holly Sugar Building, Suite 330, 2 N. Cascade Avenue, Colorado Springs, CO, 80903.

                           Any of the  parties  hereto  may give  notice  to the
others at any time by the methods specified above of a change in the address at which, or the person to whom, notices addressed to it are to be delivered in the future.

                  9.3 This agreement, together with the Disclosure Schedules and other documents delivered pursuant hereto, including the lease of the Premises, if any, constitutes the entire agreement among the parties hereto and supersedes all prior correspondence, conversations and negotiations. This agreement may be executed in several counterparts that together shall constitute but one and the same agreement. This agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties. The title of the Sections of this agreement have been assigned thereto for convenience only and shall not be construed as limiting, defining or affecting the substantive terms of the agreement. This agreement may be amended only by a writing executed by the parties hereto. This agreement shall be construed and interpreted according to the laws of the State of Colorado.

                  9.4 The parties agree, upon the request of any other party, to execute any agreements, documents or instruments consistent with this agreement which are necessary to consummate the transactions contemplated in this agreement.

                  9.5  This   agreement   may  be  executed  in  any  number  of
counterparts, each of which shall be taken to be an original.

                  9.6 No modification of this agreement shall be valid unless such modification is in writing and signed by all of the parties to this agreement.

                  9.7 No waiver of any provision of this agreement shall be valid unless in writing and signed by the person or party against whom charged.

                  9.8 The invalidity or unenforceability of any particular provision of this agreement shall not affect the other provisions of this agreement, and this agreement shall be construed as if such invalid or unenforceable provision was omitted. All parties hereto having participated actively in the negotiation and drafting of this agreement, and each party having been represented by counsel, the terms of this agreement shall not be construed against, nor more favorably to, any party, regardless of their responsibility for its preparation.

                  9.9 This agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, executors, administrators, successors and assigns.

                  9.10 This agreement and any documents or instruments delivered pursuant to this agreement constitute the entire agreement and understanding between the parties and supersede any prior agreement and understanding relating to the subject matter of this agreement.

                  9.11 Whenever in this agreement words, including pronouns, are used in the masculine, they shall be read and construed in the feminine or neuter wherever they would so apply, and wherever in this agreement words, including pronouns, are used in the singular, they shall be read and construed in the plural, wherever they would so apply.

                  9.12 This agreement shall be subject to and governed by the laws of the State of Colorado, including its choice of laws, irrespective of the residence of the parties.

                                                 SELLER:

                                                 GLACIER VALLEY HOLDING CORP.

                                                 BY:  /s/ Cary Carpenter
                                                     ---------------------------
                                                 Its:     President
                                                     ---------------------------
ATTEST:

BY:  __________________________
Its: __________________________


                                                 BUYER:

                                                 MICROTECH MEDICAL SYSTEMS, INC.

                                                 BY:  /s/ J. Royce Renfrow
                                                     ---------------------------
                                                 Its:      Secretary
                                                     ---------------------------




STATE OF                            }
                                            }  ss.
COUNTY OF                           }

         On this _____ day of _______________, 19___, before me personally appeared _______________, to me known as the __________ of _______________ and who executed the within instrument, and who acknowledged the same to be in behalf of said Seller by authority of its Board of Directors and said _______________ acknowledged said instrument to be the free act and deed of said Seller.


                                                 ------------------------------
                                                 Notary Public
                                                 My Commission Expires:

STATE OF                            }
                                            }  ss.
COUNTY OF                           }

         On this _____ day of _______________, 19___, before me personally appeared _______________, to me known as the __________ of _______________ and who executed the within instrument, and who acknowledged the same to be in behalf of said Seller by authority of its Board of Directors and said _______________ acknowledged said instrument to be the free act and deed of said Buyer.


                                                 ------------------------------
                                                 Notary Public
                                                 My Commission Expires:

                             DISCLOSURE SCHEDULE 1.1
                                       TO
                                AGREEMENT OF SALE
                                     BETWEEN
                         MICROTECH MEDICAL SYSTEMS, INC.
                                       AND
                       GLACIER VALLEY HOLDING CORPORATION
                         DATED THE 30TH OF SEPTEMER 1996


         1.       Description of Property

                  A portion of the Community at Bear Creek, comprising Phase II of that development, as set forth in Exhibit "A" attached hereto and incorporated herein by reference, with the exception of one lot which Seller has previously agreed to deed to James L. Wright, Jr., pursuant to an unrelated transaction and in consideration for his release of Seller from liability under note and deed of trust being assumed by Buyer and subordination of said note and deed of trust to a note and deed of trust for development costs upon said property.

         2.       Encumbrances

                  A. Promissory Note payable to James L. Wright, Jr., in the amount of Three Hundred Three Thousand Seven Hundred Ninety-Three and No/100 ($303,793.00) Dollars, dated the 25th day of July, 1996, secured by Deed of Trust of even date, copies of which are attached hereto and incorporated herein by reference.

                  B. Taxes for 1996, payable in 1997, which shall be prorated to date of closing.

         3.       Assumptions

                  Assumption of Three Hundred Thousand Seven Hundred Ninety-Three and No/100 ($303,793.00) Dollar Promissory Note dated July 25, 1996 secured by Deed of Trust, copies of which are attached to this Disclosure
Schedule 1.1 as Exhibits "B" and "C", and incorporated herein by reference.

                            DISCLOSURE SCHEDULE 2.1.4
                                       TO
                                AGREEMENT OF SALE
                                     BETWEEN
                         MICROTECH MEDICAL SYSTEMS, INC.
                                       AND
                       GLACIER VALLEY HOLDING CORPORATION
                         DATED THE 30TH OF SEPTEMER 1996


         None.

                            DISCLOSURE SCHEDULE 2.1.7
                                       TO
                                AGREEMENT OF SALE
                                     BETWEEN
                         MICROTECH MEDICAL SYSTEMS, INC.
                                       AND
                       GLACIER VALLEY HOLDING CORPORATION
                         DATED THE 30TH OF SEPTEMER 1996


         None.